UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2017

Pulse Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

849 Mitten Road

Burlingame, California 94010

(Address of principal executive offices, including zip code)

(650) 697-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Amendment of Compensatory Arrangements of Certain Officers

On February 16, 2017,  the Compensation Committee and the Board of Directors of Pulse Biosciences, Inc. (the “Company”) approved increases to the annual base salaries and changes to the annual incentive bonus targets for each of the Company’s named executive officers as set forth in the chart below.  The bonus amounts will be determined based upon achievement of annually designated Company performance objectives, as determined by the Compensation Committee in its sole discretion. These changes are effective as of January 1, 2017.

Named Executive Officer	Title	2017 Base Salary Compensation	2017 Target Incentive Amount (% of Base Salary)
Darrin R. Uecker	Chief Executive Officer	$330,000	35%
Brian B. Dow	Senior Vice President and Chief Financial Officer	$260,000	25%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2017

PULSE BIOSCIENCES, INC.

By:	/s/ Brian B. Dow
Name:	Brian B. Dow
Title:	Senior Vice President and Chief Financial Officer